UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 5, 2009
Emisphere Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-17758	13-3306985

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

240 Cedar Knolls Road, Suite 200,
Cedar Knolls, New Jersey	07927

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 973-532-8000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Director
On November 5, 2009, Emisphere Technologies, Inc. (the “Company”) issued a press release announcing the appointment of Tim Rothwell to the Company’s Board of Directors (the “Board”) effective immediately, to fill the vacancy left by Franklin Berger’s resignation from the Board.
From February 2007 to March 2009, Mr. Rothwell served as Chairman of Sanofi-aventis U.S. From September 2004 to February 2007, Mr. Rothwell was President and Chief Executive Officer of the company, overseeing all domestic commercial operations as well as coordination of Industrial Affairs and Research and Development activities.
From May 2003 to September 2004, Mr. Rothwell was President and Chief Executive Officer of Sanofi-Synthelabo, Inc. and was instrumental in the formation of Sanofi-aventis U.S. in 2004. Prior to that, from June 1998 to May 2003, he served in various capacities at Pharmacia, including as President of the company’s Global Prescription Business. From January 1995 to January 1998, Mr. Rothwell served as worldwide President of Rhone-Poulenc Rorer Pharmaceuticals and President of the company’s Global Pharmaceutical Operations. In his long career, Mr. Rothwell has also served as Chief Executive Officer of Sandoz Pharmaceuticals, Vice President, Global Marketing and Sales at Burroughs Wellcome, and Senior Vice President of Marketing and Sales for the U.S. for Squibb Corporation.
Mr. Rothwell holds a Bachelor of Arts from Drew University and earned his J.D. from Seton Hall University. Presently, he serves on the PhRMA Board of Directors, as well as the Institute of Medicine’s Evidence-Based Medicine roundtable, the CEO Roundtable on Cancer, the Healthcare Businesswomen’s Association Advisory Board, the Board of Trustees for the Somerset Medical Center Foundation, the Board of Trustees for the HealthCare Institute of New Jersey and the Board of Visitors for Seton Hall Law School. Mr. Rothwell also serves as a Trustee of the Corporate Council for America’s Children at the Children’s Health Fund.
The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
99.1	Press release of Emisphere Technologies, Inc., dated November 5, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.
November 5, 2009	By:	/s/ Michael R. Garone
		Name:	Michael R. Garone
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release of Emisphere Technologies, Inc., dated November 5, 2009